UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 20, 2001


                             SUMMIT LIFE CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                    Oklahoma
                                    --------
                 (State or other jurisdiction of incorporation)



           000-25253                                 73-1448244
           ---------                                 ----------
    (Commission File Number)            (I.R.S. Employer Identification No.)



  3201 Epperly Dr., Oklahoma City, OK                    73155
  -----------------------------------                    -----
(Address of principal executive offices)               (Zip Code)



                                 (405) 677-0781
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other events

         On July 20, 2001, the Company issued a press release announcing that its wholly-owned subsidiary, Great Midwest Life Insurance Company, had executed an agreement to acquire 100% of the life insurance business presently owned by Presidential Life Insurance Company of Dallas, Texas. A copy of the referenced press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.  The following document is filed as part of this Report:
         --------

         99.1     Press Release dated July 20, 2001.








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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUMMIT LIFE CORPORATION
                                           (Registrant)


Date:    July 20, 2001                 BY:  /s/ Charles L. Smith
                                           -------------------------------------
                                           Charles L. Smith,
                                           President and Chief Operating Officer










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



                                INDEX TO EXHIBITS


                                                                     Appears at
                                                                    Sequentially
Exhibit                                                               Numbered
Number                      Description                                 Page
-------                     -----------                             ------------

 99.1                   Press Release dated                              5








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